UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 10, 2019
Concho Resources Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-33615		76-0818600
(Commission File Number)		(I.R.S. Employer Identification No.)

One Concho Center
600 West Illinois Avenue
Midland	Texas	79701
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (432) 683-7443
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CXO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

TABLE OF CONTENTS
Item 2.02 Results of Operations and Financial Condition
SIGNATURES

Item 2.02 Results of Operations and Financial Condition
Below is a summary of estimated commodity price and derivative information for Concho Resources Inc.’s third-quarter 2019 reporting period.
1.    Commodity Price Realizations
The following table presents the Company’s estimated oil and natural gas price realizations, excluding derivatives, for the three months ended September 30, 2019:

Three Months Ended September 30, 2019
Estimated oil and natural gas price realizations (excluding derivatives) - average price per unit:
Oil (Bbl)	$54.01
Natural gas (Mcf)	$1.34

2.    Commodity Derivatives
The Company uses derivative financial instruments to manage its exposure to commodity price fluctuations.
The following table presents the Company’s estimated gains on derivative instruments for the three months ended September 30, 2019:

Three Months Ended September 30, 2019
Estimated gain on derivatives - in millions:
Oil derivatives	$355
Natural gas derivatives	42
Total	$397

The following table presents the Company’s estimated net cash receipts from (payments on) derivatives for the three months ended September 30, 2019:

Three Months Ended September 30, 2019
Estimated net cash receipts from (payments on) derivatives - in millions:
Oil derivatives	$(21)
Natural gas derivatives	14
Total	$(7)

The information included in this Current Report is preliminary in nature and represents management’s current estimates. Such information is not final and is subject to change in the Company’s unaudited financial statements to be included in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 (the “Form 10-Q”). Investors should consider such estimates when taken as a whole with the complete financial statements and results of operations for the period once published in the Form 10-Q.
THE INFORMATION CONTAINED IN THIS CURRENT REPORT SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCHO RESOURCES INC.

Date: October 10, 2019	By:	/s/ Brenda R. Schroer
	Name:	Brenda R. Schroer
	Title:	Senior Vice President, Chief Financial Officer and Treasurer